UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2025

GigCapital8 Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42893	98-1868645
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcadero Rd., Suite 200 Palo Alto, CA 94303 (650) 276-7040		94303
(Address of principal executive offices)		(Zip Code)

(650) 276-7040

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one right to receive one-fifth of one Class A ordinary share	GIWWU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value	GIW	The Nasdaq Stock Market LLC
Rights, one right to receive one-fifth of one Class A ordinary share, each five rights entitling the holder thereof to receive one Class A ordinary share upon the consummation of a business combination	GIWWR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Compensation

On October 9, 2025, the Board of Directors (the “Board”) of GigCapital8 Corp., a Cayman Islands exempted company (the “Company”) approved the payment by the Company of advisory fees in connection with certain activities on its behalf, such as identifying and investigating potential business targets and business combinations as well as pertaining to board committee service and administrative and analytical services. These advisory fees will be paid quarterly, and include payments to Dr. Avi S. Katz, the Chief Executive Officer. The quarterly amounts approved are as follows:

	Quarterly compensation prior to signing a definitive agreement with a defined business combination target	Quarterly compensation following the signing of a definitive agreement with a defined business combination target
Dr. Avi S. Katz	$4,000	$6,000
Dr. Raluca Dinu	$4,000	$6,000
Raanan I. Horowitz	$4,000	$6,000
Ambassador Adrian Zuckerman	$4,000	$6,000
Luis Machuca	$4,000	$6,000
Rear Admiral (Ret.) Omri Dagul	$4,000	$6,000
Bryan Timm	$4,000	$6,000
Admiral (Ret.) David Ben- Bashat	$4,000	$6,000
James Greene	$4,000	$6,000

Reconfiguration of Compensation Committee

On October 9, 2025, the Board approved the reconfiguration of the Company’s Compensation Committee. Effective immediately, the Compensation Committee shall consist of Messrs. Greene, Zuckerman and Dagul, with Mr. Greene serving as the chair of the Compensation Committee.

Item 8.01	Other Events

As previously disclosed by the Company in its Current Report on Form 8-K, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 9, 2025 (the “IPO Closing 8-K”), the Company consummated its initial public offering (the “IPO”) on August 30, 2025, resulting in the issuance of an aggregate of 25,300,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (each an “Class A Ordinary Share”), and one right to receive one-fifth of a Class A Ordinary Share (a “Public Right”), with each five rights entitling the holder thereof to receive one Class A Ordinary Share upon the consummation of an initial business combination. The Units were sold at a price of $10.00 per Unit, and the IPO generated gross proceeds to the Company of $253,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale and issuance of an aggregate of 95,200 units (the “Private Placement Units”) to GigAcquisitions8 Corp. (the “Sponsor”), four of the Company’s directors and Lynrock Lake Master Fund LP at a price of $9.7374 per unit, generating gross proceeds to the Company of $927,000. Each Private Placement Unit consists of one Class A Ordinary Share and one right to receive one-fifth of a Class A Ordinary Share, with each five rights entitling the holder thereof to receive one Class A Ordinary Share upon the consummation of an initial business combination. Each such investor signed a unit purchase agreement with the Company, the material terms of which are set forth in the Registration Statements and incorporated by reference herein.

In addition, simultaneously with the closing of the IPO, the Company completed the private sale and issuance to certain non-managing investors (none of which are affiliated with any member of the Company’s management, the Sponsor or any other investor) of (i) an aggregate of 2,964,203 Class B ordinary shares of the Company, par value of $0.0001 per share (“Class B Ordinary Shares”) at a price of $0.023254 per share and (ii) an aggregate of 262,425 Private Placement Units at a price of $9.7374 per unit, generating gross proceeds to the Company of $2,624,266. Each such investor signed a subscription agreement with the Company, the materials terms of which are set forth in the Registration Statements and incorporated by reference herein.

A total of $253,000,000, consisting of a portion of the proceeds received by the Company for the sale of the Private Placement Units and Class B Ordinary Shares, and the entirety of the proceeds received by the Company after deduction for commissions from the IPO, were placed in a U.S.-based trust account at JPMorgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds in the trust account will not be released from the trust account until the earliest to occur of: (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly submitted in connection with the implementation by the directors of, following a shareholder vote, an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to provide for the redemption of our public shares in connection with an initial business combination or to redeem 100% of our public shares if the Company has not consummated its initial business combination within 24 months from the closing of the offering or (B) with respect to any other provisions relating to shareholders’ rights or pre-initial business combination activity, and (iii) the redemption of public shares absent an initial business combination within 24 months from the closing of the offering.

An audited balance sheet as of October 7, 2025, reflecting receipt of the proceeds upon consummation of the IPO, the Private Placement Units and the sale of the Class B Ordinary Shares has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Audited Balance Sheet of GigCapital8 Corp. as of October 7, 2025.

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGCAPITAL8 CORP.

Dated: October 14, 2025	By:	/s/ Dr. Avi S. Katz
Dr. Avi S. Katz
Chief Executive Officer